Gain on disposal of subsidiaries and other assets, net (Tables)	12 Months Ended
Dec. 31, 2025
Gain (Loss) on Disposition of Stock in Subsidiary or Equity Method Investee [Abstract]
Schedule of Consideration for Financial Performance	The consideration for financial performance conditions will be payable in five earnout payments each due in the first quarter of the years ended December 31, 2026 to December 31, 2030

Cash consideration	$1,948
Contingent consideration (1)	4,138
Total consideration	6,086
Less: Assets disposed (2)	5,347
Gain on disposal of subsidiary	$739

(1)
The contingent consideration receivable arising from disposals of subsidiaries and other assets is recognized at fair value on the disposal date using a discounted cash flow methodology (a Level 3 measurement) and will be revalued each reporting period. The contingent consideration to be received is based on the future performance of the disposed business. During the year ended December 31, 2025, the fair value of the contingent consideration receivable increased by $672 due to improved performance indicators of the direct marketing payment processing business line, as well as adjustments to discount rate assumptions. The fair value gain is recorded within "Other (expense) / income, net" within the consolidated statement of comprehensive (loss) / income (Note 17).
(2)
Assets disposed include software development costs, property, plant and equipment and goodwill.